UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

U.S. GoldMining Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-41690	37-1792147
(Commission File Number)	(IRS Employer Identification No.)

1188 West Georgia Street, Suite 1830
Vancouver, BC, Canada, V6E 4A2
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 388-9788

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	USGO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $13.00	USGOW	The Nasdaq Stock Market LLC

Item 7.01	Regulation FD Disclosure.

On October 10, 2025, GoldMining Inc. (“GoldMining”), the parent company of U.S. Goldmining Inc. (the “Company”), filed a Report of Foreign Private Issuer on Form 6-K with the U.S. Securities and Exchange Commission its unaudited condensed consolidated interim financial statements for the three and nine months ended August 31, 2025 and 2024 (the “Financial Statements”), and management’s discussion and analysis for the three and nine months ended August 31, 2025 (the “MD&A”). The Financial Statements and MD&A include certain unaudited financial information of the Company for the three and nine months ended August 31, 2025.

The foregoing descriptions of the Financial Statements and MD&A do not purport to be complete and are qualified in their entirety by the full text of the Financial Statements and MD&A, copies of which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Cautionary Statement Regarding the Financial Statements and MD&A

The Company cautions investors and potential investors not to place undue reliance upon the financial information of the Company contained in the Financial Statements and MD&A, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities. The Financial Statements and MD&A are limited in scope, cover a limited time period and have been prepared solely for the purpose of GoldMining’s reporting requirements. The Financial Statements and MD&A were not audited by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the financial information of the Company disclosed in the Financial Statements and MD&A is complete. The Company has not yet completed its quarter-end financial close processes for the fiscal quarter ended September 30, 2025, as such the information contained in the Financial Statements and MD&A is based on financial information currently available to the Company, including certain assumptions and estimates by management, and should be considered preliminary. As such, the Company’s actual results for the quarterly period covered in part by the Financial Statements and MD&A may materially vary from the preliminary results presented in such documents. The Financial Statements and MD&A also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Financial Statements and MD&A should not be viewed as indicative of future results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Condensed consolidated interim financial statements of GoldMining Inc. for the three and nine months ended August 31, 2025 and 2024 (unaudited).
99.2	Management’s discussion and analysis of GoldMining Inc. for the three and nine months ended August 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2025	U.S. GOLDMINING INC.

	By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Chief Executive Officer